Exhibit 99.1

AMENDMENT TEN TO THIRD RESTATED REVOLVING CREDIT LOAN AGREEMENT

This Amendment Ten to Third Restated Revolving Credit Loan Agreement (this “Amendment”), dated as of July 25, 2014 (“Effective Date”), is entered into by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (collectively, “Borrowers,” and each individually, a “Borrower”), and BOKF, NA dba Bank of Oklahoma (“Lender”).

RECITALS

A.    Borrowers and Lenders are parties to that certain Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, as amended July 30, 2005, July 30, 2006, July 30, 2007, July 30, 2008, July 30, 2009, July 30, 2010, July 30, 2011, July 29, 2012, and July 28, 2013 (as so amended and as it may hereafter be further amended, modified, supplement or restated, the “Loan Agreement”), pursuant to which Lender has established a $30,000,000 revolving credit loan in favor of Borrowers.

B.    Borrowers have requested that Lender extend the Termination Date (and the availability of the Commitment) from July 27, 2014 to July 27, 2016, and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrowers and Lender agree to amend the Loan Agreement as follows:

1.    DEFINITIONS. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals above) that are not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

2.    EXTENSION OF TERMINATION DATE. Subject to the terms and conditions set forth in this Amendment, Lender hereby agrees to extend the Termination Date and the availability of the Commitment from to July 27, 2014, to July 27, 2016. The “Termination Date” as defined in Section 1.41 of the Loan Agreement is hereby amended to mean and read “July 27, 2016.” On or before the Effective Date, Borrowers shall jointly and severally make, execute and deliver to Lender a renewal Promissory Note (“Renewal Line Note”) in the stated principal amount of $30,000,000, in the form of Exhibit A attached hereto. From and after the Effective Date, all references to the term “Revolving Credit Note” (including the reference to the Revolving Credit Note in Section 2.6 of the Loan Agreement) shall be deemed references to the Renewal Line Note.

3.    AMENDMENTS TO LOAN AGREEMENT.

3.1    Definition of LIBOR Rate. The definition of LIBOR Rate appearing in Section 1.26A of the Loan Agreement is hereby amended in its entirety to read as follows:

1.26A. "LIBOR Rate" means, with respect to any LIBOR Loan for any Interest Period (30 days or 90 days), a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and normally published by ICE Benchmark Administration as the offered rate for loans in United States dollars for the applicable Interest Period as of 11:00 a.m. (London time), on the second full Business Day next preceding the first day of such Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein). If ICE Benchmark Administration no longer reports the LIBOR or if Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Lender in the London Interbank Market, Lender may select a replacement index.

3.2    Definition of Daily Floating LIBOR Rate. The definition of Daily Floating LIBOR Rate appearing in Section 1.26B of the Loan Agreement is hereby amended in its entirety to read as follows:

1.26B    "Daily Floating LIBOR Rate" means, for any day, a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and published by ICE Benchmark Administration for loans in United States dollars for thirty (30) day periods as of 11:00 a.m. (London time), on such day (or if such day is not a Business Day, the immediately preceding Business day) plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein). If ICE Benchmark Administration no longer reports the LIBOR or if Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Lender in the London Interbank Market, Lender may select a replacement index.

3.3    Consent to Jurisdiction; Venue. A new Section 9.12 is hereby added to the Loan Agreement reading in its entirety as follows:

9.12    Jurisdiction and Venue. Each Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to this Agreement or any other Loan Documents shall be litigated in such courts. Each Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens. Each Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon such Borrower by certified or registered mail, return receipt requested, addressed to such Borrower at the address set forth in this Agreement and service so made shall be complete ten (10) days after the same has been posted.

3.4    Consent to Jurisdiction; Venue. A new Section 9.13 is hereby added to the Loan Agreement reading in its entirety as follows:

9.13    Waiver of Jury Trial. Each Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury. Each Borrower and Lender acknowledge that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Agreement and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings. Each Borrower and Lender warrant and represent that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

4.    CONDITIONS. The effectiveness of this Amendment is subject to satisfaction of the following.

4.1    Amendment Documents. The following documents shall have been duly executed and delivered to Lender, each in form and substance satisfactory to Lender (collectively, the “Amendment Documents”):

4.1.1This Amendment (including the Ratification of Guarantor attached hereto);

4.1.2The Renewal Line Note; and

4.1.3Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

4.2    No Default. No Initial Default or Matured Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or any of the other Amendment Documents executed pursuant hereto.

4.3    Legal Matters. All legal matters relating to this Amendment and the transactions contemplated hereby shall be satisfactory to Lender and its legal counsel.

5.    REPRESENTATIONS AND WARRANTIES.

5.1    Reaffirmation. Each Borrower confirms that all representations and warranties made by it in the Loan Agreement are, and as of the Effective Date (after giving effect to the transactions contemplated hereby) will be, true and correct in all material respects, and all of such representations and warranties are hereby remade and restated as of the Effective Date and shall survive the execution and delivery of this Amendment.

5.2    Additional Representations and Warranties. Each Borrower further represents and warrants to Lender that:

5.2.1Each Borrower has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under the Amendment Documents and the Loan Agreement (as amended by this Amendment).

5.2.2The Amendment Documents and the Loan Agreement (as amended by this Amendment) are valid and legally binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

5.2.3The execution, delivery and performance of the Amendment Documents and the Loan Agreement (as amended by this Amendment) by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of either Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either Borrower is subject or by which the assets and property of either Borrower is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by either Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either Borrower is a party, other than liens in favor of Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of Lender or either Borrower’s ability to perform its obligations under the Loan Agreement and related Loan Documents.

5.2.4The audited consolidated financial statements of Guarantor for the twelve months ended December 31, 2013, copies of which have been furnished to Lender, have been prepared in accordance with GAAP, are correct and complete and present fairly in all material respects the consolidated financial position of Guarantor, and the financial position of each Borrower, as at the date thereof and for the period then ended in accordance with GAAP. No material adverse change has occurred in the financial condition of either Borrower or Guarantor from the effective date of such financial statements to the date hereof. Neither Borrower nor Guarantor has any contingent obligations, unusual or long-term commitments, unrealized or anticipated losses from any unfavorable commitment or liabilities for taxes not reflected in the foregoing financial statements or otherwise disclosed to Lender which are individually or in the aggregate substantial in relation to the financial condition of either Borrower.

5.2.5There is no action, suit or other legal proceeding against or investigation of Borrower or Guarantor, pending or, to the knowledge of Borrowers after due and diligent investigation, threatened or contemplated, which questions the validity of any of the Loan Documents or any of the Amendment Documents, or which, if adversely decided, could reasonably be expected to have a material adverse effect.

5.2.6No Initial Default or Matured Default currently exists or would exist after giving effect to the transactions contemplated by this Amendment.

6.    MISCELLANEOUS.

6.1    Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

6.2    Ratification by Borrowers. Each Borrower hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated.

6.3    Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

6.4    Governing Law. This Amendment and all other Amendment Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.

6.5    Reimbursement of Expenses. Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Conner & Winters, LLP, counsel to Lender, incurred by Lender in connection herewith.

6.6    Release of Lender. In consideration of the amendments contained herein, each Borrower hereby waives and releases Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). Each Borrower represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Each Borrower acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

6.7    No Course of Dealing. This Amendment shall not establish a course of dealing or be construed or relied upon as evidence of any willingness on Lender's part to grant or extend additional credit or grant other or future renewals, consents or amendments, should any be requested.

6.8    Entire Agreement. This Amendment reflects the entire understanding of the parties with respect to the subject matter hereof.

6.9    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by any party of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or portable document format (pdf) shall be effective as delivery of a manually executed counterpart hereof.

(Signature page follows)

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed in multiple counterparts, each of which shall be considered an original, effective as of the date first above written.

“Borrowers”:

AAON, INC., an Oklahoma corporation

By    ___________________________
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas
corporation

By    ___________________________
Norman H. Asbjornson, President

“Lender”:

BOKF, NA dba Bank of Oklahoma

By    ___________________________
David G. Lamb, Senior Vice President

RATIFICATION BY GUARANTOR

As inducement for Lender to enter into the above and foregoing Amendment Ten to Third Restated Revolving Credit Loan Agreement dated effective July 27, 2014 (the “Amendment”), to which this Ratification is affixed, the undersigned Guarantor hereby (i) consents to the Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Guaranty Agreement of Guarantor dated July 1, 1996 (the “Guaranty”), as to all Obligations of the Borrower, including without limitation the obligations evidenced by the Renewal Line Note referred to in the Amendment, (iii) confirms that, after giving effect to the amendments provided for in the Amendment, the Guaranty remains in full force and effect in accordance with its stated terms, (iv) represents that each representation and warranty set forth in the Guaranty remains true, correct and accurate as of the Effective Date, each of which is hereby restated as if fully set forth in this Ratification, and (v) acknowledges and agrees that nothing in the Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

In consideration of the amendments contained in the Amendment, the undersigned Guarantor hereby waives and releases Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). Guarantor represents and warrants to Lender that it has purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Guarantor acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Ratification.

AAON, INC., a Nevada corporation

By    ___________________________
Norman H. Asbjornson, President

EXHIBIT A

(Renewal Line Note)

PROMISSORY NOTE

$30,000,000
Effective July 25, 2014
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation ("AAON"), and AAON COIL PRODUCTS, INC., a Texas corporation ("ACP") (AAON and ACP are hereinafter referred to separately and collectively as "Maker"), jointly and severally promise to pay to the order of BOKF, NA dba Bank of Oklahoma ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of THIRTY MILLION DOLLARS ($30,000,000), or so much thereof as may have been advanced from time to time under this Note pursuant to the Loan Agreement (defined below), together with interest thereon from the date of disbursement, all as hereinafter provided. Except as otherwise provided herein, interest shall be computed and accrue on the principal amount hereof from time to time outstanding from the date advanced to the date of payment at a rate per annum equal to the Interest Rate (defined below), payable as follows:

a.    Principal. Principal shall be payable on the Maturity Date (defined below).

b.    Interest. Interest shall be payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and on the Maturity Date, commencing July 31, 2014, based upon the type of loan and interest rate related thereto, as more specifically described in the Loan Agreement, which terms are incorporated herein by reference.

This Note is the "Revolving Credit Note" referred to in the Loan Agreement. Reference is made to the Loan Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms used herein shall have the meanings ascribed to them in the Loan Agreement, unless specifically defined herein.

In addition to terms defined elsewhere in this Note, the following terms shall have the following definitions:

"Business Day" means any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Tulsa, Oklahoma.

"Co-Obligor" means any present or future guarantor, endorser or other obligor, or any other Person who now or hereafter becomes liable under this Note by contract, by operation of law or otherwise.

"Default Rate" means the past due interest rates described in Section 2.5.3 of the Loan Agreement.

"Interest Rate" means the lesser of: (i) as to a tranche as elected by Maker under the Loan Agreement, the applicable rates defined in Section 2.5.1 of the Loan Agreement which are hereby incorporated by reference; or (ii) the Maximum Rate; provided, that upon the occurrence of any Matured Default and following any stated grace period or notice and cure period, the interest rate accruing under (i) above shall be the Default Rate.

"Loan" means the advances made from time to time pursuant to the Loan Agreement and evidenced by this Note.

"Loan Agreement" means that certain Third Restated Revolving Credit Loan Agreement dated July 30, 2004, by and between Maker and Lender evidencing the Loan, as amended to the date hereof and as it may hereafter be further amended, modified, supplemented or restated from time to time.

"Loan Documents" shall have the meaning set forth in the Loan Agreement.

"Matured Default" shall have the meaning given in the Loan Agreement, including without limitation the failure of Maker to make payments under this Note when due.

"Maturity Date" means the earlier to occur of: (i) July 27, 2016; or (ii) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note, the Loan Agreement or any other Loan Documents.

"Maximum Rate" means the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made and after taking into account all fees, payments and other charges which are, under applicable law, characterized as interest.

"Note" means this $30,000,000 Promissory Note.

If any payment shall be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day and interest shall accrue to such day. All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at Lender's office described above without abatement, counterclaim or set-off, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

If from any circumstances whatsoever fulfillment of any provision hereof or any of such other agreements shall cause the amount paid to exceed the Maximum Rate, then ipso facto, the amount paid to Lender shall be reduced to the Maximum Rate, and if from any such circumstances Lender shall receive interest which exceeds the maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note, and following application thereof to any other costs, expenses and fees due and owing to Lender under the Loan Agreement or any other Loan Documents, such excess shall be refunded to Maker.

Upon the occurrence of a Matured Default, this Note and all interest accrued hereon shall become due and payable at the election of the holder hereof, without notice or demand. The payment and acceptance of any sum on account of this Note shall not be considered a waiver of such right of election. Upon and after the occurrence of any Matured Default, the outstanding principal balance of this Note shall accrue interest at the Default Rate.

The obligations of Maker hereunder are independent of the obligations to Lender of any Co-Obligor.

Maker waives: (i) diligence, notice of default, non-payment, demand for payment, notice of acceptance of this instrument, the Loan Agreement or any other Loan Documents, and indulgences and notices of any kind; (ii) any delay or failure of Lender in the exercise of any right or remedy; (iii) the release, compromise, subordination, substitution, impairment, or failure to perfect any security or any rights or remedies against Maker or any Co-Obligor; (iv) any right to marshaling, subrogation, reimbursement or indemnity, until all indebtedness owed to Lender has been fully and indefeasibly paid and Maker’s ability to obtain credit under the Loan Agreement has been irrevocably terminated; (v) any right to request or obtain from Lender information on any Co-Obligor; and (vi) any act, omission or thing which might operate as a legal or equitable defense or discharge of Maker or any Co-Obligor. Without limiting any other provisions of this Note, Maker waives presentment, demand for payment, protest, notice of nonpayment, and all suretyship defenses.

Without notice to, or further consent of Maker or any Co-Obligor, Maker consents to: (i) every renewal, forbearance, extensions of time, and other change in the terms or conditions of any indebtedness; (ii) every waiver of Lender’s rights against Maker or any Co-Obligor or any security, without such waiver prohibiting the later exercise of the same or similar rights; and (iii) any election of rights or remedies by Lender, including Lender’s enforcement of this Note without first pursuing Lender’s rights against any Co-Obligor or any security. Any bankruptcy, insolvency, merger, consolidation, dissolution or death of any Co-Obligor shall not affect Maker’s obligations to Lender hereunder. Maker subordinates any claim or security it now or hereafter may have against any Co-Obligor or its assets to any indebtedness Maker owes to Lender. Maker agrees that Lender shall have no duty to advise any Co-Obligor of any information regarding any circumstances bearing upon the risk of nonpayment of any indebtedness owed by Maker to Lender.

Maker and each Co-Obligor will, on demand, pay all costs, expenses and fees incurred by the holder hereof in connection with the enforcement and collection of this Note, including without limitation reasonable attorneys’ fees. A photographic or other reproduction of this Note shall be admissible in evidence with the same effect as the original Note in any judicial or other proceeding, whether or not the original is in existence.

Notwithstanding any course of dealing or course of performance: (i) neither failure nor delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege; (ii) no notice to or demand upon Maker shall be deemed to be a waiver of the obligation of Maker or the right of Lender to take further action without notice or demand; and (iii) no amendment, modification, rescission, waiver or release of any provision of this Note shall be effective unless the same shall be in writing and signed by the holder hereof.

At any time after the occurrence of a Matured Default, without demand or notice (which Maker expressly waives), and regardless of the adequacy of any other collateral security, Lender may set off against any and all accounts, deposits, credits, collateral and other property now of hereafter in Lender’s possession, custody, safekeeping or control (all of the foregoing whether in Maker’s sole name, jointly with other, or for a specific purpose), and apply same to the amounts outstanding under this Note.

If any provision of this Note or any payments pursuant to this Note shall be held invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

To the extent any principal and interest due under this Note or any other Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to the savings clause set forth in this Note, in addition to any interest or other fees and charges due hereunder or under the applicable Loan Document, Maker shall pay a late fee equal to 5% of the amount of the payment that was to have been made. Maker agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments. The imposition or collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

THIS NOTE AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF TULSA, STATE OF OKLAHOMA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MAKER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER AT THE ADDRESS SET FORTH IN THIS NOTE OR THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
EACH OF MAKER AND LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF MAKER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, WHICH EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF MAKER AND LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
This Note is given for an actual loan of money for business purposes and not for personal, family, household, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note may not be changed orally, but only by an agreement in writing signed by Maker and Lender.

All notices, demands and requests required or desired to be given hereunder shall be delivered in accordance with the Loan Agreement.

This Note is made, executed and delivered by Maker and accepted by Lender in renewal, extension and replacement of, but not in payment or satisfaction (or as a novation) of that certain $30,000,000 Promissory Note dated July 28, 2013, made by Maker payable to the order of Lender (the "Prior Note"). The interest payment due under this Note on July 31, 2014, shall include payment of all unpaid accrued interest due under the Prior Note.

AAON, INC., an Oklahoma corporation

By:    ___________________________
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas
corporation

By:    ___________________________
Norman H. Asbjornson, President